INDEPENDENT AUDITORS' REPORT

The Pacific Corporate Group Private Equity Fund:

We have audited the accompanying balance sheet of The Pacific Corporate Group Private Equity Fund (the "Trust"), including the schedule of portfolio investments, as of March 31, 2000 and the related statements of operations, changes in shareholders' equity and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Pacific Corporate Group Private Equity Fund as of March 31, 2000 and the results of its operations, and its cash flows and the financial highlights for the year then ended in accordance with accounting principles generally accepted in the United States of America.

As explained in Note 2, the financial statements include securities valued at $81,402,811 at March 31, 2000 representing 65.9% of net assets, whose values have been estimated by the Adviser Trustee in the absence of readily ascertainable market values. We have reviewed the procedures used by the Adviser Trustee in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Deloitte & Touche LLP

May 22, 2000

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
BALANCE SHEET
March 31, 2000

ASSETS

Portfolio investments at fair value (cost $68,093,838)                                                  $     81,402,811
Short-term investments, at amortized cost                                                                     37,670,989
Cash and cash equivalents                                                                                      3,819,381
Accrued interest                                                                                                  18,216
Receivable from indirect investments                                                                             303,089
Prepaid expenses                                                                                                 409,054
                                                                                                        ----------------

TOTAL ASSETS                                                                                            $    123,623,540
                                                                                                        ================


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Accounts payable and accrued expenses                                                                   $         86,342
                                                                                                        ----------------
   Total liabilities                                                                                              86,342
                                                                                                        ----------------

Shareholders' equity:
Shares of beneficial interest, 108,659.8075 shares issued and outstanding:

   Adviser Trustee (500 shares)                                                                                  568,459
   Beneficial Shareholders (108,159.8075 shares)                                                             122,968,739
                                                                                                        ----------------
     Total shareholders' equity                                                                              123,537,198
                                                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                              $    123,623,540
                                                                                                        ================




The accompanying notes are an integral part of these financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
As of March 31, 2000

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets

Direct Investments:

ADCO Global, Inc.
Raleigh, NC
Adhesives, sealants and coatings
10,000 shares of redeemable exchangeable
   cumulative preferred stock                                        $      1,000,000   $      1,000,000
100,000 shares of common stock                                              1,000,000          1,000,000
                                                                     ----------------   ----------------
                                                                            2,000,000          2,000,000        1.62%
                                                                     ----------------   ----------------
HCS Holdings, Inc.
Beaumont, TX
Home healthcare supplies
27,000 shares of Series A redeemable preferred stock                        2,700,000          2,700,000
30,000 shares of Class A common stock                                         300,000            300,000
                                                                     ----------------   ----------------
                                                                            3,000,000          3,000,000        2.43%
                                                                     ----------------   ----------------
Integra Telecom, Inc.
Portland, OR
Facilities-based, integrated communications provider
4,000,000 shares of Series F preferred stock                                4,000,000          4,000,000        3.24%

IRMC Holdings, Inc.
Columbus, OH
Accounts receivable management and teleservices
28,480 shares of 8% Series A cumulative
   redeemable preferred stock                                               2,848,000          2,848,000
71,200 shares of Class A common stock                                         712,000            712,000
                                                                     ----------------   ----------------
                                                                            3,560,000          3,560,000        2.88%
                                                                     ----------------   ----------------
VS&A HW Holding, LLC
Washington, D.C
Business to business publishing trade shows and
related media for residential building industry
2.3077% membership interest                                                 3,000,000          3,000,000        2.43%

Zhone Investors VIII, LLC
La Jolla, CA
Holding company of 1,075,000 shares of Series A-8
Preferred stock of Zhone Technologies, Inc., a next
generation telecommunications equipment, services
and solutions provider located in Oakland, CA
69.8% membership interest of Zhone Investors VIII, LLC                      1,200,000          1,200,000         .97%
                                                                     ----------------   ----------------     --------

Total Direct Investments                                                   16,760,000         16,760,000       13.57%
                                                                     ----------------   ----------------     --------







THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS , continued
As of March 31, 2000

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets

Distributed Investments:

Cisco Systems, Inc. (a)
San Jose, CA
Network solutions for the internet
9,774 shares of common stock                                         $        144,704   $        755,652         .61%
                                                                     ----------------   ----------------     --------

Total Distributed Investments (b)                                             144,704            755,652         .61%
                                                                     ----------------   ----------------     --------

Indirect Investments:

Alta California Partners II, L.P.                                           1,520,000          2,780,361        2.25%
$4,000,000 original capital commitment
1.783% limited partnership interest

American Securities Partners II, L.P.                                       2,057,151          1,992,338        1.61%
$5,000,000 original capital commitment
1.429% limited partnership interest

Apollo Investment Fund IV, L.P.                                             3,547,654          5,025,222        4.07%
$5,000,000 original capital commitment
 .139% limited partnership interest

Atlas Venture Fund IV, L.P.                                                   865,211          1,157,427         .94%
$1,540,000 original capital commitment
 .492% limited partnership interest

Aurora Equity Partners II L.P.                                              1,912,023          1,760,230        1.42%
$5,000,000 original capital commitment
 .663% limited partnership interest

Bedrock Capital Partners I, L.P.                                            4,187,091          9,177,525        7.43%
$5,000,000 original capital commitment
4.189% limited partnership interest

CVC European Equity Partners II L.P.                                        4,652,415          4,110,342        3.33%
$7,500,000 original capital commitment
 .397% limited partnership interest

Exxel Capital Partners V, L.P.                                              2,500,153          2,534,416        2.05%
$2,500,000 original capital commitment
 .294% limited partnership interest

Fenway Partners Capital Fund II, L.P.                                       1,253,831          1,085,897         .88%
$5,000,000 original capital commitment
 .550% limited partnership interest

First Reserve Fund VIII, L.P.                                               2,516,199          2,825,000        2.29%
$5,000,000 original capital commitment
 .616% limited partnership interest







THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2000

                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.                       $      4,099,249   $      5,405,223        4.38%
$5,000,000 original capital commitment
 .124% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.                          2,210,893          2,226,260        1.80%
$2,500,000 original capital commitment
 .260% limited partnership interest

Parthenon Investors, L.P.                                                   1,758,552          1,685,750        1.36%
$3,500,00 original capital commitment
 .990% limited partnership interest

Providence Equity Partners III, L.P.                                        1,530,921          2,110,530        1.71%
$3,500,000 original capital commitment
 .372% limited partnership interest

Sentinel Capital Partners II, L.P.                                          1,814,755          1,638,658        1.33%
$5,000,000 original capital commitment
3.973% limited partnership interest

Sprout Capital VIII, L.P.                                                   3,266,110          4,503,496        3.64%
$5,000,000 original capital commitment
 .667% limited partnership interest

Thomas H. Lee Equity Fund IV, L.P.                                          7,509,316         10,153,934        8.22%
$10,000,000 original capital commitment
 .313% limited partnership interest

Triumph Partners III, L.P.                                                  3,449,824          3,254,793        2.63%
$5,000,000 original capital commitment
 .831% limited partnership interest

VS&A Communications Partners III, L.P.                                        537,786            459,757         .37%
$3,000,000 original capital commitment
 .350% limited partnership interest                                                                           _______
                                                                     ----------------   ----------------

Total Indirect Investments                                                 51,189,134         63,887,159       51.71%
                                                                     ----------------   ----------------     --------

Total Portfolio Investments                                          $     68,093,838   $     81,402,811       65.89%
                                                                     ================   ================     ========

   (a) In February 2000, the Trust received an in-kind distribution from Bedrock Capital Partners I, L.P. of 4,887 common shares of Cisco Systems, Inc. valued at $614,846 as of the distribution date. On March 23, 2000, Cisco effected a two-for-one stock split. As a result, the Trust received 4,887 additional common shares. The Trust sold the Cisco shares in April 2000 for $634,675, realizing a gain of $489,971 for the quarter ended June 30, 2000.

(b) In October 1999, the Trust received an in-kind distribution from Sprout Capital VIII, L.P. of 3,973 common shares of Tellabs, Inc. valued at $241,558 as of the distribution date. The Trust sold the Tellabs shares in December 1999 for $255,018, realizing a gain of $212,110.

The accompanying notes are an integral part of these financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000

Investment Income and Expenses

Interest from short-term investments                                                                     $     3,224,270
                                                                                                         ---------------

Expenses:
Management fee                                                                                                 1,382,328
Accounting and administrative fees                                                                               104,489
Legal fees                                                                                                        85,824
Independent Trustee fees                                                                                          44,250
Custody fees                                                                                                      68,885
Insurance expense                                                                                                 47,030
Miscellaneous                                                                                                     18,787
                                                                                                         ---------------
   Total expenses                                                                                              1,751,593
                                                                                                         ---------------

   Net investment income                                                                                       1,472,677
                                                                                                         ---------------

Net Change in Net Assets from Portfolio Investments

Change in unrealized appreciation of Distributed Investments                                                     (57,844)
Realized gain on Distributed Investments                                                                         212,110
                                                                                                         ---------------
   Net change in net assets from Distributed Investments                                                         154,266
                                                                                                         ---------------

Change in unrealized appreciation or depreciation of
   Indirect Investments                                                                                       14,274,489
Expenses paid in connection with Indirect Investments                                                            (70,842)
Realized gains/income received from Indirect Investments                                                         654,097
                                                                                                         ---------------
   Net change in net assets from Indirect Investments                                                         14,857,744
                                                                                                         ---------------

Net Increase in Net Assets Resulting from Operations                                                     $    16,484,687
                                                                                                         ===============



The accompanying notes are an integral part of these financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
For the Year Ended March 31, 2000

                                                                         Adviser            Beneficial
                                                                         Trustee           Shareholders        Total

Balance as of March 31, 1999                                          $     492,604    $      106,559,907    $      107,052,511

Net  increase in net assets from operations                                  75,855            16,408,832            16,484,687
                                                                      -------------    ------------------    ------------------

Balance as of March 31, 2000                                          $     568,459    $      122,968,739(A) $      123,537,198
                                                                      =============    ==================    ==================


(A) The net asset value per share of beneficial interest was $1,136.92 as of March 31, 2000.

The accompanying notes are an integral part of these financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2000

CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES

Net increase in net assets from operations                                                               $     16,484,687

Adjustments to reconcile net increase in net assets from operations to net cash provided from operating activities:

Net change in net assets from Distributed Investments                                                            (154,266)
Net change in net assets from Indirect Investments                                                            (14,857,744)
Decrease in accrued interest                                                                                       60,264
Decrease in prepaid expenses                                                                                       38,649
Decrease in due from affiliates                                                                                   114,435
Decrease in accounts payable and accrued expenses                                                                  (8,344)
                                                                                                         ----------------
Net cash provided from operating activities                                                                     1,677,681
                                                                                                         ----------------

CASH FLOWS USED FOR INVESTING ACTIVITIES

Net return of short-term investments                                                                           41,459,000
Cost of Direct Investments purchased                                                                          (13,200,000)
Capital contributed to Indirect Investments                                                                   (29,867,076)
Return of capital distributions received from Indirect Investments                                                160,951
Expenses paid in connection with Indirect Investments                                                             (70,842)
Realized gains/income received from Indirect Investments                                                          604,431
Proceeds from the sale of Distributed Investments                                                                 255,018
                                                                                                         ----------------
Net cash used for investing activities                                                                           (658,518)
                                                                                                         ----------------

CASH FLOWS PROVIDED FROM FINANCING ACTIVITIES

Cash contributions from Beneficial Shareholders                                                                    50,000
                                                                                                         ----------------
Net cash provided from financing activities                                                                        50,000
                                                                                                         ----------------

Increase in cash and cash equivalents                                                                           1,069,163
Cash and cash equivalents at beginning of period                                                                2,750,218
                                                                                                         ----------------

Cash and cash equivalents at end of period                                                               $      3,819,381
                                                                                                         ================

Supplemental disclosure of non-cash investing activities:

In-kind distributions received from Indirect Investments                                                 $        856,404






The accompanying notes are an integral part of these financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
FINANCIAL HIGHLIGHTS
For the Year Ended March 31, 2000

THE  FOLLOWING  PER SHARE DATA AND RATIOS  HAVE BEEN  DERIVED  FROM  INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.

Increase (Decrease) in Net Asset Value

Per Share Operating Performance:

Net asset value, beginning of period                                                                      $      985.21

   Net investment income                                                                    $    13.55

   Net change in net assets from Portfolio Investments                                          138.16
                                                                                             ---------

Net increase in net assets from operations                                                                       151.71
                                                                                                          -------------

Net asset value, end of period                                                                            $    1,136.92
                                                                                                          =============

Total investment return                                                                                           15.40%
                                                                                                                  ======

Ratios to Average Net Assets:

Investment expenses                                                                                                1.56%
                                                                                                                   =====

Net income                                                                                                        14.69%
                                                                                                                  ======

Supplemental Data:

Net assets, end of period                                                                              $     123,537,198
                                                                                                       =================

Portfolio turnover                                                                                                 0.52%
                                                                                                                   =====



The accompanying notes are an integral part of these financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

1.       Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the "Trust") is a Delaware business trust, formed on September 22, 1997. The Trust, which began operations on February 9, 1998 ("Commencement of Operations"), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. Pacific Corporate Group, Inc., the Adviser Trustee of the Trust (the "Adviser Trustee") manages the investment policies and operations of the Trust. The Adviser Trustee and four individual Trustees (collectively the "Trustees"), three of whom are not affiliated with the Adviser Trustee (the "Independent Trustees"), are responsible for the overall supervision of the Trust.

The objective of the Trust is to achieve, through selected private market equity and equity-related investments, rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through investments primarily in a portfolio of partnerships ("Indirect Investments") and, with respect to up to 25% of committed capital, direct investment in private or public operating companies ("Direct Investments").

The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees, for up to three additional one-year periods.

2.       Summary of Significant Accounting Policies

Valuation of Investments - Short-term investments are valued at amortized cost, which approximates market. Portfolio investments are carried at fair value as determined quarterly by the Adviser Trustee in accordance with procedures established by the Trustees.

In determining the fair value of the Trust's Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partner managers of such investments. The valuations provided by the general partner managers are reflected by the fair value of the Trust's capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust's allocated share of the Indirect Investment's profits and losses, including unrealized profits and losses. Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity's cash position. The Trust's capital account balance for each Indirect Investment is reviewed by the Adviser Trustee for reasonableness and the fair value of each Indirect Investment may be adjusted in the discretion of the Adviser Trustee. No such adjustments have been made as of March 31, 2000.

The fair value of Direct Investments and securities received from Indirect Investments ("Distributed Investments") is determined by the Adviser Trustee as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price for the last trading day of the accounting period, (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation. Factors to be considered in arriving at a change in valuation of such privately-held

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS, continued

securities include the price of recent transactions in the company's securities and the company's earnings, sales and book value.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated. Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust's Direct Investments are restricted as to resale. Additionally, the Trust's Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust's investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than its reporting currency, the U.S. dollar. Consequently, the Trust is exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust's assets which are denominated in currencies other than the U.S. dollar.

Organizational and Start-Up Costs - In accordance with Statement of Position 98-5 "Reporting on the Cost of Start-up Activities" organizational and start-up costs are expensed as incurred. Since the inception of the Trust, organizational and start-up costs totaling $183,271 have been expensed.

Syndication Costs - Selling commissions of $1,926,568 and other costs associated with selling shares of the Trust totaling $568,126 have been recorded as a direct reduction to shareholders' equity since the inception of the Trust.

Income Taxes - No provision for income taxes has been made since all income and losses are allocable to the shareholders for inclusion in their respective tax returns.

Statement of Cash Flows - The Trust considers its interest-bearing account to be a cash equivalent.

Financial Instruments - The Trust carries its financial instruments at amounts which approximate fair value.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS, continued

3.     Shareholders' Equity

In connection with the issuance of 108,659.8075 shares of beneficial interest (the "Shares") of the Trust, shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee. The Trust paid selling commissions of $1.9 million in connection with the sale of the shares.

4.     Management Fee

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses. Such fee is determined and payable quarterly in advance. The management fee is reduced by 100% of directors' fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.

5.     Independent Trustee Fees

As compensation for services rendered to the Trust, each Independent Trustee receives $10,000 annually in quarterly installments and $500 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, the Independent Trustees also are members of the Audit Committee. As compensation for services rendered to the Trust as members of the Audit Committee, each of the Independent Trustees receives an additional $2,500 annually in quarterly installments and $250 for each Audit Committee meeting attended.

6.     Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust's aggregate net income and net loss from Direct Investments, other than "pari passu co-investments", and 15% from Direct Investments in "pari passu co-investments" (as described below), provided that such amount is positive. The remaining 80% and/or 85% of such amounts is allocated to all shareholders including the Adviser Trustee, pro rata based on Shares held. If the aggregate net income and net loss from Direct Investments (including "pari passu co-investments") is negative, such net income and net loss is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

"Pari passu co-investments" refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS, concluded

7.     Investment Commitments

As of March 31, 2000, the Trust had the following unfunded investment commitments:

Investment

Alta California Partners II, L.P.                                      $     2,480,000
American Securities Partners II, L.P.                                        2,942,849
Apollo Investment Fund IV, L.P.                                              1,428,609
Atlas Venture Fund IV, L.P.                                                    674,789
Aurora Equity Partners II L.P.                                               3,190,005
Bedrock Capital Partners I, L.P.                                               668,205
CVC European Equity Partners II L.P.                                         2,845,714
Data Transmission Network Corporation                                        3,750,000
Fenway Partners Capital Fund II, L.P.                                        3,746,169
First Reserve Fund VIII, L.P.                                                2,456,801
Hicks, Muse, Tate & Furst Latin America Fund, L.P.                             282,355
Hicks, Muse, Tate & Furst Equity Fund IV, L.P.                                 900,751
Parthenon Investors, L.P.                                                    1,741,448
Providence Equity Partners III L.P.                                          1,969,079
Sentinel Capital Partners II, L.P.                                           3,185,245
Sprout Capital VIII, L.P.                                                    1,600,000
Thomas H. Lee Equity Fund IV, L.P.                                           2,490,684
Triumph Partners III, L.P.                                                   1,088,628
VS&A Communications Partners III, L.P.                                       2,462,214
Zhone Investors VIII, LLC                                                    1,800,000
                                                                       ---------------
Total                                                                  $    41,703,545
                                                                       ===============
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